                                                                  Exhibit 10(a)

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 33-53295 of Morgan Stanley International SmallCap Fund, formerly Morgan Stanley Dean Witter International SmallCap Fund, on Form N-1A of our report dated July 16, 2001, appearing in the Statement of Additional Information and incorporated by reference in the Prospectus, and to the references to us under the captions "Financial Highlights" in the Prospectus and "Custodian and Independent Auditors" and "Experts" in the Statement of Additional Information, both of which are part of such Registration Statement.


Deloitte & Touche LLP
New York, New York
July 26, 2001